UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 28, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)
California
(State or Other Jurisdiction of Incorporation)
001-36747	02-0692322
(Commission File Number)	(IRS Employer Identification No.)

13170 Telfair Avenue Sylmar, California 91342
(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EYES	NASDAQ
Warrants	EYESW	NASDAQ

ITEM 5.07. Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Shareholders of Second Sight Medical Products Inc. ("Second Sight" or "Company") was held on May 28, 2021, in Los Angeles, California. Holders of 17,017,775 shares of Second Sight's common stock were represented at the meeting in person or by proxy, constituting a quorum. The following are the voting results on each matter submitted to the shareholders of Second Sight at the annual meeting. The proposals acted upon by the shareholders are described in detail in Second Sight's Proxy Statement which was filed with the Securities and Exchange Commission on April 30, 2021.

Proposal 1: The shareholders elected each of the six director nominees to the Board of Directors of the Company to serve until the 2022 Annual Meeting of Shareholders or until their successors have been duly elected and qualified, as follows:

Nominee	For	Withheld/ Abstentions	Broker Non-Votes
Gregg Williams	11,717,164	125,819	5,174,792
Aaron Mendelsohn	11,710,856	132,127	5,174,792
Jonathan Will McGuire	11,727,547	115,436	5,174,792
Matthew Pfeffer	11,728,271	114,712	5,174,792
Dean Baker	11,734,708	108,275	5,174,792
Alexandra Larson	11,728,992	113,991	5,174,792

Proposal 2: The shareholders, on an advisory basis, ratified the appointment of Gumbiner Savett Inc. as Second Sight’s independent registered public accounting firm for the year ending December 31, 2021, as follows:

For	Against	Abstentions	Broker Non-Votes
16,790,398	142,622	84,755	0

Proposal 3: The shareholders, on a non-binding basis, ratified the compensation of our named executive officers:

For	Against	Abstentions	Broker Non-Votes
11,546,765	207,655	88,563	5,174,792

Proposal 4: The shareholders, on an advisory basis, indicated the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers:

For
1 Yr.	11,651,980
2 Yr.	102,607
3 Yr.	46,399
Abstentions	41,997
Broker Non Vote	5,174,792

Item 8.01	Other Events

On June 1, 2021, the Company issued a press release entitled “Second Sight Medical Products Announces Results of its 2021 Annual Meeting”.  The press release is attached to this report on form 8-K as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release “Second Sight Medical Products Announces Results of its 2021 Annual Meeting” dated June 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ Edward Sedo
By: Edward Sedo
Acting Chief Accounting Officer

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